Derivative financial instrument liabilities (Tables)	3 Months Ended
Nov. 30, 2025
Derivative Financial Instrument Liabilities
Schedule of derivative financial instrument liabilities

	November 30, 2025	August 31, 2025
Derivative warrant liabilities	$8,011	$1,011
Total derivative financial instrument liabilities	$8,011	$1,011

Schedule of derivative warrant liabilities

Amount
As at August 31, 2025	$1,011
Change in fair value (Note 23)	7,000
As at November 30, 2025	$8,011

Schedule of assumptions fair value of derivative warrant liabilities

	November 30, 2025	August 31, 2025
Share price	$0.74	$0.37
Risk-free interest rate	3.56% - 3.89%	3.70% - 4.01%
Dividend yield	0%	0%
Expected volatility	56% - 97%	42% - 44%
Remaining term (in years)	0.2 - 1.2	0.5 - 1.4

Schedule of net loss and net assets

	November 30, 2025
10% change in expected volatilities	Increase	Decrease
(Loss) income	$(495)	$457